UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2008 (July 22, 2008)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 22, 2008, Key Energy Pressure Pumping Services, LLC, a Texas limited liability company and wholly-owned subsidiary of Key Energy Services, Inc., a Maryland corporation (collectively, “Key”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Leader Energy Services Ltd., an Alberta corporation, Leader Energy Services USA Ltd., a North Dakota corporation, and CementRite, Inc., a Michigan corporation (collectively, “Leader”), providing for the purchase of all of Leader’s United States-based assets for total consideration of approximately $34.6 million.  In addition, Key will pay up to an additional $1.0 million for inventory. Leader Energy Services USA Ltd. is a provider of coiled tubing, nitrogen, cementing, acidizing, and fracturing services from locations in Jane Lew, WV, Minot, ND and Mt. Pleasant, MI.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01.  Regulation FD Disclosure

On July 22, 2008, the Company issued a press release announcing that it had completed the acquisition of assets from Leader, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.  The information contained in this Item 7.01 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

10.1         Asset Purchase Agreement dated July 22, 2008, by and among Key Energy Pressure Pumping Services, LLC, Leader Energy Services Ltd., Leader Energy Services USA Ltd., and CementRite, Inc.

99.1         Press release dated July 22, 2008 announcing the asset acquisition of U.S. operations of Leader Energy Services Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: July 24, 2008	By:	/s/ William M. Austin
William M. Austin
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement dated July 22, 2008, by and among Key Energy Pressure Pumping Services, LLC, Leader Energy Services Ltd., Leader Energy Services USA Ltd., and CementRite, Inc.

99.1	Press release dated July 22, 2008 announcing the asset acquisition of U.S. operations of Leader Energy Services Ltd.